Exhibit 10.3

THIRD AMENDMENT TO
AMENDED AND RESTATED EMPLOYMENT AGREEMENT

This THIRD AMENDMENT (this “Amendment”) is made and entered into as of April 4, 2025 (“Amendment Effective Date”) by and between AudioEye, Inc. (the “Company”), and David Moradi, a natural person (“Executive”), and amends the Amended and Restated Employment Agreement made and entered into as of April 5, 2022, by and between the Company and Executive, as amended on each of December 26, 2023 and March 31, 2025, (as amended, the “Employment Agreement”).

RECITALS

WHEREAS, Executive is a senior executive and officer of the Company and has made and is expected to continue to make major contributions to the profitability, growth and financial strength of the Company; and

WHEREAS, the Company and Executive desire to amend the Employment Agreement, as set forth in this Amendment to facilitate Executive’s participation in health benefit plans sponsored by the Company.

AGREEMENT

The Company and Executive hereby agree as follows:

1.	Salary. Section 4 (Salary) of the Agreement is hereby replaced in its entirety as follows:

“The Company agrees to pay Executive (a) an annual base salary of $1 (the “Salary”) plus (b) the value of full health benefits offered by the Company not to exceed $10,000 annually. The Company shall pay the Salary on an annual basis and the benefit amounts pursuant to clause (b) in periodic installments in accordance with the Company’s regular payroll practices.”

2.	Miscellaneous.
(a)

This Amendment and the Employment Agreement constitute and embody the full and complete understanding and agreement of the parties with respect to Executive’s employment by the Company. The Agreement is amended only as expressly provided in this Amendment and shall otherwise continue in full force and effect in accordance with its terms.

(b)	The provisions of Section 14 (Miscellaneous) of the Employment Agreement shall apply to this Amendment, mutatis mutandis.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, Executive and the Company have caused this Third Amendment to Amended and Restated Employment Agreement to be executed as of the Amendment Effective Date.

AUDIOEYE, INC.

By:	/s/ Kelly Georgevich	/s/ David Moradi
	Kelly Georgevich, Chief Financial Officer	David Moradi